SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  (September 17, 2009)

SIONIX CORPORATION
(Exact name of Company as specified in Charter)

Nevada	002-95626-D	87-0428526
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

3880 East Eagle Drive
Anaheim, California 92807
(Address of Principal Executive Offices)

(714) 678-1000
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 8.01           Other Events

On September 17, 2009 Sionix Corporation issued a press release relating to the preliminary test results of its first commercially installed Elixir 225-P/RO Modular Packaged Water Treatment System.  A copy of the press release is attached to this Current Report as exhibit 99.

Item 9.01           Financial Statements and Exhibits

Exhibit No.

99           Press release issued September 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 17, 2009

SIONIX CORPORATION

By: /s/ Rodney Anderson Rodney Anderson Interim Chief Executive Officer